                                                                    Exhibit 10.3

                                ATS Medical, Inc.

                      Non-Qualified Stock Option Agreement

         ATS Medical, Inc. (the "Company") has adopted the ATS Medical, Inc. 2000 Stock Incentive Plan (the "Plan"), which permits issuance of stock options for the purchase of shares of Common Stock, $.01 par value, of the Company, and the Company has taken all necessary actions to grant this option pursuant and subject to the terms of the Plan, as follows:

         1. The Company grants as of the date of this Agreement, as a matter of separate agreement and not in lieu of salary or other compensation for services rendered, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate number of shares of Common Stock, $.01 par value, at the option price per share provided pursuant to the Notice of Grant of Stock Options and Option Agreement (the "Notice"), which Notice constitutes the first page of this Agreement, and on the terms and conditions herein set forth and subject to all provisions of the Plan. It is understood and agreed that the option price is not less than the per share fair market value of such shares on the date this Option was granted. The Company intends that this Option shall not be an Incentive Stock Option governed by the provisions of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of Section 422 of the Code. A copy of the Plan will be furnished upon request of the Optionee.

         2. This Option shall in all events terminate at the close of business on the "Termination Date" contained in the Notice, or such shorter period as is prescribed herein, and, further, may be exercised during the option period only as described in the vesting schedule contained in the Notice.

         Such installments shall cumulate and, if in any year the full amount purchasable in such year is not purchased, the shares not purchased shall be purchasable in any subsequent year during the term of this Option. The Optionee shall not have any of the rights of a shareholder with respect to the Common Stock subject to this Option until such shares shall be issued to the Optionee upon the due exercise of this Option.

         3. This Option shall terminate and may no longer be exercised if the Optionee ceases to be employed by or be a full-time consultant to the Company or its subsidiaries, if any, except that:

                  (a) In the event that the Optionee shall cease to be employed by or be a full-time consultant to the Company or its subsidiaries, if any, for any reason other than the Optionee's gross and willful misconduct or death or disability, the Optionee shall have the right to exercise this Option at any time within three months after such termination to the extent of the full number of shares the Optionee was entitled to purchase under this Option on the date of termination;

                  (b) In the event that the Optionee shall cease to be employed by or be a full-time consultant to the Company or its subsidiaries, if any, by reason of the Optionee's gross and willful misconduct, including but not limited to wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony; this Option shall be terminated as of the date of the misconduct; and

                  (c) In the event that the Optionee shall die while in the employ of or while providing full-time consulting to the Company or any subsidiary or within three (3) months after termination for any reason other than gross and willful misconduct, or become disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or while providing full-time consulting to the Company or a subsidiary, if any, and the Optionee shall not have fully exercised this Option, this Option may be exercised at any time within twelve months after the Optionee's death or such disability by the personal representatives, administrators, or, if applicable, guardian of the Optionee or by any person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of shares the Optionee was entitled to purchase under this Option on the date of death, disability or termination of employment services, if earlier;

provided, however, that this Option may not be exercised to any extent by anyone after the Termination Date.

         4. The exercise of this Option is contingent upon receipt from the Optionee (or other person exercising this Option pursuant to Section 3(c) above) of a representation that, at the time of such exercise, it is the Optionee's intent to acquire the shares being purchased for investment and not with a view to distribution thereof; provided however, that the receipt of this representation shall not be required upon exercise of this Option in the event that, at the time of such exercise, the shares subject to this Option shall have been and shall continue to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The certificates for shares so issued for investment may be restricted by the Company as to transfer unless such shares are first registered under the Securities Act or the Company receives advice of counsel satisfactory to it that registration under the Securities Act is not required.

         This Option shall not be exercisable until and unless: (i) the Shares underlying this Option have been registered under the Securities Act and applicable state securities laws, or (ii) upon determination of the Board of Directors of the Company that the shares can be issued to the Optionee upon exercise in compliance with an available exemption from registration under applicable federal and state securities laws.

         5. Subject to the foregoing, this Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office, accompanied by payment of the purchase price. Payment of the purchase price shall be made by certified or bank cashier's check payable to the Company, or by tender of shares of the Company's Common Stock previously owned by the Optionee, having a fair market value on the date of exercise equal to the exercise price of this Option, or a combination of cash and shares equal to such exercise price.

         6. This Agreement shall not confer on the Optionee any right with respect to continuance of employment with or consulting to the Company or any subsidiary of the

Company, nor will it interfere in any way with the right of the Company to terminate the Optionee at any time. Neither the Optionee nor the Optionee's legal representative, legatees or distributees, as the case may be, wall be or will be deemed to be the holder of any shares subject to this Option unless and until this Option has been exercised and the purchase price of the shares purchased has been paid.

         7. This Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 3(c) or pursuant to a qualified domestic relations order as defined by the Code.

         8. If there shall be any change in the stock subject to this Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to this Option in order to prevent dilution or enlargement of option rights granted hereunder.

         9. The Company shall at all times during the term of this option reserve and keep available such number of shares in the Company as will be sufficient to satisfy the requirements of this Agreement.

         10. This Agreement and the Plan contain all of the terms governing this grant, and the Plan and this Agreement are intended to be completed, final and conclusive.